                                                                    EXHIBIT 10.6

                      INTERCOMPANY SUBORDINATION AGREEMENT


          INTERCOMPANY SUBORDINATION AGREEMENT dated April 24, 1998, made by Iron Age Holdings Corporation, a Delaware corporation (the "Parent Guarantor"),
                                                            ----------------
Iron Age Investment Company, Falcon Shoe Mfg. Co., Iron Age Canada Ltd. and Iron Age de Mexico S.A. de C.V (collectively, the "Subordinated Creditors") and Iron
                                              ----------------------
Age Corporation, a Delaware corporation (the "Borrower"), in favor of BANQUE
                                              --------
NATIONALE DE PARIS, as agent (together with any successor thereto appointed pursuant to Article VIII of the Credit Agreement referred to below, the "Agent")
                                                                         -----
for the Lender Parties under the Credit Agreement referred to below and the other holders of the Senior Obligations referred to below.


                            PRELIMINARY STATEMENTS

          (1) The Lender Parties have entered into (a) a Credit Agreement dated as of April 24, 1998 with the Borrower and the Parent Guarantor (said agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, and any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the Obligations thereunder being the "Credit Agreement", the terms defined therein and not otherwise defined
     ----------------
herein being used herein as therein defined) and (b) the other Loan Documents with the Loan Parties party thereto.

          (2) The Borrower intends to issue Senior Subordinated Notes (the "Senior Subordinated Notes") in an aggregate principal amount of up to
 -------------------------
$100,000,000 pursuant to the Senior Subordinated Note Indenture dated as of April 24, 1998 among the Borrower, certain of its Subsidiaries party thereto and The Chase Manhattan Bank, as trustee (the "Trustee") (as amended, restated,
                                           -------
supplemented or otherwise modified from time to time, the "Senior Subordinated
                                                           -------------------
Note Indenture").
--------------

          (3) The Borrower may hereafter from time to time enter into other Subordinated Debt Documents with Persons other than its Subsidiaries.

          (4) The Borrower is, and may hereafter from time to time become, indebted or otherwise obligated to the Subordinated Creditors in further amounts. All Debt and other Obligations of the Borrower to the Subordinated Creditors now or hereafter existing (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof or in connection therewith are hereinafter referred to as the "Subordinated Debt".
                    -----------------

          (5) It is a condition precedent to the Initial Extension of Credit by the Lender Parties under the Credit Agreement that the Subordinated Creditors shall have executed and delivered this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Initial Lenders, the initial Swing Line Bank and/or the Initial Issuing Bank to make the Initial Extension of Credit under the Loan Documents, the Subordinated Creditors and the Borrower each hereby agree as follows:

          SECTION 1.  Agreement to Subordinate.  The Subordinated Creditors and
                      ------------------------
the Borrower each agrees that all of the Subordinated Debt is and shall be subordinate and junior, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Obligations (as hereinafter defined), whether now or hereafter existing. For the purposes of this Agreement, the Senior Obligations shall not be deemed to have been paid in full until the latest of (a) the payment in full in cash of all of the Senior Obligations and the termination or expiration of all of the commitments of the Secured Parties and other holders thereof, (b) the expiration or termination of all of the Secured Hedge Agreements and (c) the Termination Date (such latest date being hereinafter referred to as the "Subordination Termination Date"). Furthermore,
                                ------------------------------
for purposes of this Agreement:

          (i)  the term "Senior Obligations" means all Debt and other
                         ------------------
     Obligations of the Borrower under or in respect of (A)(1) the Credit Agreement, the Notes, the other Loan Documents and the Secured Hedge Agreements, (2) all other Hedge Agreements entered into by the Borrower from time to time, (3) the Senior Subordinated Note Indenture and the Senior Subordinated Notes and (4) any other Subordinated Debt Documents other than those relating to the Obligations of the Borrower to its Subsidiaries, in each case under this subclause (A) whether for principal, interest (including, without limitation, interest, as provided in the Notes, that accrues after the filing of a petition initiating any action or proceeding under the U.S. Bankruptcy Code or any other bankruptcy, insolvency or similar law or statute protecting creditors in effect in any jurisdiction, whether or not such interest accrues after the filing of such petition for purposes of the U.S. Bankruptcy Code or such other law or statute or is an allowed claim in any such action or proceeding), fees, premiums, indemnifications, liabilities, expenses or otherwise, and in each case under this subclause (A), as amended, supplemented, modified, extended, restated, renewed, refunded or replaced, in whole or in part, from time to time, and without limitation as to amount, terms, conditions, covenants and other provisions, and (B) any instrument or other agreement governing any Debt or other Obligations incurred to refinance, refund or replace, in whole or in part, any of the Debt or other Obligations referred to in subclause (A) of this sentence, together with any related notes, guarantees, collateral documents, instruments and agreements executed from time to time in connection therewith;

          (ii) the term "Senior Secured Obligations" means all Debt and other
                         --------------------------
     Obligations of the Borrower referred to in subclause (A)(1) of the definition of "Senior

     Obligations" set forth above and any Debt or other Obligations of the Borrower incurred to refinance, refund or replace, in whole or in part, any of such Debt or other Obligations; and

          (iii)  the term "Senior Creditors" means, collectively, the Agent, the
                           ----------------
     other Secured Parties and the other holders of any of the Senior
     Obligations.

          SECTION 2.  Events of Subordination.  (a)  In the event of any
                      -----------------------
dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or of its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation, winding up, dissolution, relief or other similar action or proceeding under any bankruptcy, insolvency or similar law or statute protecting creditors in effect in any jurisdiction, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower, or any other similar action or proceeding (each, an "Insolvency Event"), the Senior Creditors shall be entitled to receive
           ----------------
payment in full of the Senior Obligations owed to them before the Subordinated Creditors shall be entitled to receive any payment of all or any of the Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such Insolvency Event (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to (w) the Agent, or (x) after the payment in full of all of the Senior Secured Obligations, any Senior Creditor holding "Senior Obligations" under Section 1(i)(A)(2) hereof (all such Senior Creditors being the "Hedge Senior Creditors"), or (y) after the payment in full of all
     ----------------------
Obligations referred in the foregoing clause (x), the Trustee under the Senior Subordinated Note Indenture for the benefit of the Senior Creditors holding "Senior Obligations" under Section 1(i)(A)(3) hereof (all such Senior Creditors being the "Other Senior Creditors") or, (z) after the payment in full of all of
           ----------------------
the Obligations referred in the foregoing clause (y), any Senior Creditor (the "Senior Representative"), for the account of (i) the Senior Creditors holding
 ---------------------
Senior Secured Obligations for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Secured Obligations owed to the applicable Senior Creditors until such Senior Secured Obligations shall have been paid in full,
(ii) the Hedge Senior Creditors for application in the same manner for the ratable payment or prepayment of the Obligations referred to in Section 1(i)(A)(2) hereof owed to the Hedge Senior Creditors until such Obligations shall have been paid in full, (iii) the Other Senior Creditors for application in the same manner for the ratable payment or prepayment of the Obligations referred to in Section 1(i)(A)(3) hereof owed to the Other Senior Creditors until such Obligations shall have been paid in full, or (iv) the remaining Senior Creditors for application in the same manner for the ratable payment or prepayment of the remaining Senior

Obligations owed to the remaining Senior Creditors until such remaining Senior Obligations shall have been paid in full.

          (b) In the event that (i) any Default shall have occurred and be continuing or (ii) any judicial proceeding shall be pending with respect to any such Default, then no payment (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Borrower for or on account of any Subordinated Debt, and the Subordinated Creditors shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt.

          (c) In the event that any Subordinated Debt is declared due and payable before its stated maturity, the Senior Creditors shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Obligations before the Subordinated Creditors are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Borrower being subordinated to the payment of the Subordinated Debt) by the Borrower on account of the Subordinated Debt. As long as there is no Default and except as otherwise provided in this Agreement, the Subordinated Creditors shall be entitled to receive and keep payments in respect of the Subordinated Debt.

          SECTION 3.  In Furtherance of Subordination.  Each of the Subordinated
                      -------------------------------
Creditors agrees, in furtherance of the rights of the Senior Creditors set forth in Section 2, that:

          (a)  If any Insolvency Event is commenced by or against the Borrower:

               (i) the Senior Representative is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution otherwise payable to the Subordinated Creditors on account of the Subordinated Debt following an Insolvency Event and give acquittance therefor, and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of any of the Senior Creditors under this Agreement; and

               (ii) the Subordinated Creditors shall duly and promptly take such action as the Senior Representative may from time to time request (A) to collect the Subordinated Debt for the account of the Senior Creditors and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Senior Representative such powers of attorney, assignments, or other instruments as the Senior Representative may request in order to enable the Senior Representative to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

          (b) All payments or distributions upon or with respect to the Subordinated Debt which are received by the Subordinated Creditors contrary to the provisions of this Agreement shall be received in trust for the benefit of the Senior Creditors, shall be segregated from other funds and property of the Subordinated Creditors and shall be forthwith paid over to the Senior Representative in the same form as so received (with any necessary indorsement) for the account of (i) the Secured Parties (or the successors thereto) for application (in the case of cash) to, or as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Secured Obligations owed to the applicable Senior Creditors until such Senior Secured Obligations shall have been paid in full, and (y) the other Senior Creditors for application in the same manner for the payment or prepayment of the remaining Senior Obligations owed to the other Senior Creditors until such remaining Senior Obligations shall have been paid in full.

          (c) To the extent that any of the Subordinated Creditors, the Borrower or any of its Subsidiaries or any other guarantor of or provider of collateral for the Senior Obligations makes any payment on the Senior Obligations that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to
                                                       --------------
     the extent of such Voided Payment, that portion of the Senior Obligations that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. To the extent that the Subordinated Creditors shall have received any payments subsequent to the date of the Senior Creditors' initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, the Subordinated Creditors shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Senior Creditors, and the Subordinated Creditors hereby agrees to pay to the Senior Representative, upon demand, the full amount so received by the Subordinated Creditors during such period of time to the extent necessary fully to restore to the Senior Creditors the amount of such Voided Payment to be applied as set forth in Section 3(b).

          (d) The Senior Representative is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditors hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance set forth in this Section 3(d).

          (e) The Subordinated Creditors shall not have or claim any Lien in or on any property or assets of the Borrower, whether now or hereafter existing, except in furtherance of the execution or levy upon any judgment which the Subordinated Creditors is permitted to obtain hereunder and, in all such cases, subject to the provisions of this Agreement.

          (f) Each of the Subordinated Creditors hereby agrees, with respect to the Senior Obligations and any and all of the Collateral therefor, that the Borrower and the Secured Parties may agree to amend, waive, supplement or otherwise modify the terms or conditions of any of the Senior Obligations, and the Senior Creditors (or any portion of them) may grant extensions of the time of payment or performance of and make compromises in respect of, any or all of the Senior Secured Obligations (including, without limitation, releases of collateral of, and settlements with, the Borrower, any of the other Loan Parties or any of the other guarantors, sureties or providers of collateral security for the Senior Obligations) and the agreements, instruments and other documents related thereto, in each case without the consent of the Subordinated Creditors and without affecting any of the agreements or obligations of the Subordinated Creditors or the Borrower contained in this Agreement. Without the necessity of any reservation of rights against or any notice to or assent by the Subordinated Creditors, any demand for payment of any of the Senior Obligations may be rescinded, in whole or in part, and any of the Senior Obligations may be continued or extended, and the Senior Creditors may exercise or refrain from exercising any rights and remedies against the Borrower or any other Loan Party and the collateral therefor, all without impairing, abridging, releasing or affecting the subordination provisions or any of the other agreements or obligations of the Subordinated Creditors or the Borrower contained in this Agreement. Nothing in this Agreement shall be construed to create or impose upon the Senior Representative or any of the other Senior Creditors any fiduciary duty to the Subordinated Creditors or any other implied obligation to act or refrain from acting with respect to the Borrower, any of the other Loan Parties or the collateral therefor, or with respect to any of the Senior Obligations in any manner that is contrary to what the Senior Representative and the Senior Creditors may determine from time to time is in its or their own interests.

          SECTION 4.  No Commencement of Any Proceeding.  (a) Each of the
                      ---------------------------------
Subordinated Creditors agrees that, so long as the Subordination Termination Date shall not have occurred, the Subordinated Creditors will not take, sue for, ask or demand from the Borrower payment of all or any of the Subordinated Debt, or commence, or join with any creditor other than the Senior Representative and the other Senior Creditors in commencing, or directly or indirectly cause the Borrower to commence, or assist the Borrower in commencing, any Insolvency Event.

          (b) If the Subordinated Creditors, in contravention of this Agreement, shall commence, prosecute or participate in any of the proceedings mentioned in Section 4(a), then the Senior Representative may intervene and interpose as a defense or plea the making of this Agreement in its name or the name of the Borrower.

          SECTION 5.  Rights of Subrogation.  Each of the Subordinated Creditors
                      ---------------------
hereby unconditionally and irrevocably agrees that no payment or distribution to the Senior Representative, on behalf of itself or any of the other Senior Creditors, pursuant to the provisions of this Agreement shall entitle the Subordinated Creditors to exercise any right of subrogation in respect thereof, nor shall the Subordinated Creditors have any right of reimbursement, restitution, exoneration, contribution or indemnification whatsoever from any property or assets of the Borrower, any of the other Loan Parties or any of the other guarantors, sureties or providers of collateral security for the Senior Obligations, or any right to participate in any claim or remedy of the Senior Representative or any of the other Senior Creditors against the Borrower or any of the collateral for the Senior Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law (including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property and assets or by setoff or in any other manner, payment or security on account of such claim, remedy or right), until the Subordination Termination Date. If any amount shall be paid to the Subordinated Creditors in violation of the immediately preceding sentence at any time prior to the Subordination Termination Date, such amount shall be held in trust for the benefit of the Senior Representative and the other Senior Creditors, shall be segregated from all other property and funds of the Subordinated Creditors and shall forthwith be paid to the Senior Representative for the account of the Senior Creditors in the same form as so received (with any necessary indorsement) for the account of (i) the Secured Parties (or the successors thereto) for application (in the case of cash) to, or as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Secured Obligations owed to the applicable Senior Creditors until such Senior Secured

Obligations shall have been paid in full, and (ii) the other Senior Creditors for application in the same manner for the payment or prepayment of the remaining Senior Obligations owed to the other Senior Creditors until such remaining Senior Obligations shall have been paid in full.

          SECTION 6.  Subordination Legend; Further Assurances.  The
                      ----------------------------------------
Subordinated Creditors and the Borrower will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

          "THE DEBT EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT DATED APRIL 24, 1998 BY THE MAKER HEREOF AND PAYEE NAMED HEREIN IN FAVOR OF THE SENIOR REPRESENTATIVE AND THE OTHER SENIOR CREDITORS REFERRED TO THEREIN."

The Subordinated Creditors and the Borrower each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Senior Representative's request, promptly cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the legend set forth above. The Subordinated Creditors and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Senior Representative may request, in order to protect any right or interest granted or purported to be granted under this Agreement or to enable the Senior Representative or any of the other Senior Creditors to exercise and enforce its rights and remedies hereunder.

          SECTION 7.  Agreements in Respect of Subordinated Debt, Etc.  (a)  The
                      -----------------------------------------------
Subordinated Creditors will not:

          (i) Cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof paid to the Senior Representative as contemplated by Section 3(b)), convert or exchange any of the Subordinated Debt into or for any other indebtedness or equity interest or subordinate any of the Subordinated Debt to any Debt or other Obligations of the Borrower other than the Senior Obligations;

          (ii) Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition

     (A) is to a Person other than the Borrower or any of its Affiliates and (B) is made expressly subject to the terms of this Agreement; or

          (iii) Permit the terms of any of the Subordinated Debt to be amended, waived, supplemented or other modified in such a manner as could reasonably be expected to have an adverse effect upon the rights or interests of the Senior Representative or any of the other Senior Creditors under this Agreement or any of the Loan Documents.

          (b) The Subordinated Creditors shall promptly notify the Senior Representative of the occurrence of any default under the Subordinated Debt.

          SECTION 8.  Agreement by the Borrower.  The Borrower agrees that it
                      -------------------------
will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

          SECTION 9.  Senior Obligations Hereunder Not Affected.  All rights and
                      -----------------------------------------
interests of the Senior Representative and the Secured Parties hereunder, and all agreements and other Obligations of the Subordinated Creditors and the Borrower under this Agreement, shall remain in full force and effect irrespective of, and each of the Subordinated Creditors hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of the Credit Agreement or any of the other Loan Documents, the Subordinated Debt Documents, any of the other agreements or instruments relating to any of the Senior Obligations, or any other agreement or instrument relating to any of the foregoing;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any of the other Loan Documents, the Subordinated Debt Documents, any of the other agreements or instruments relating to any of the Senior Obligations, including, without limitation, any increase in the Senior Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or nonperfection of any Collateral or any other collateral for the Senior Obligations, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations;

          (d) any manner of application of any Collateral or any other collateral for the Senior Obligations, or proceeds thereof, to all or any of the Senior Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for the Senior Obligations or any other assets of the Borrower or any of its Affiliates;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Affiliates; or

          (f) any other circumstance (including, without limitation, any statute of limitations or the existence of or reliance upon any representation by the Senior Representative or any of the other Senior Creditors) that might otherwise constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor.

          SECTION 10.  Waivers and Acknowledgments.  (a)  The Subordinated
                       ---------------------------
Creditors and the Borrower each hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement, and any requirement that the Senior Representative or any of the other Senior Creditors protect, secure, perfect or insure any Lien or any property or assets subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral or any other collateral for the Senior Obligations.

          (b) The Subordinated Creditors and the Borrower each hereby unconditionally and irrevocably waives any duty on the part of the Senior Representative or any of the other Senior Creditors to disclose to the Subordinated Creditors any matter, fact or thing relating to the business, condition, operations, properties or prospects of the Borrower or any of its Subsidiaries now or hereafter known by the Senior Representative or such other Secured Party.

          (c) The Subordinated Creditors and the Borrower each hereby unconditionally waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature at all times on or prior to the Subordination Termination Date and applies to all of the Subordinated Debt and all of the agreements and other Obligations of the Subordinated Creditors under this Agreement, whether existing now or in the future.

          (d) The Subordinated Creditors acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and the other agreements or instruments relating to any of the Senior Obligations, and that the waivers set forth in
Section 9 and in this Section 10 are knowingly made in contemplation of such benefits.

          SECTION 11.  Representations and Warranties.  The Subordinated
                       ------------------------------
Creditors and the Borrower each hereby represent and warrant as follows:

          (a) The Subordinated Debt now outstanding, true and complete copies of instruments evidencing which have been furnished to the Senior Representative, has been duly authorized, issued and delivered by the Borrower, has not been amended or otherwise modified except as set forth in Preliminary Statement (3) of this Agreement, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. There exists no default in respect of any such Subordinated Debt.

          (b) The Subordinated Creditors is the legal and beneficial owner of the Subordinated Debt now outstanding, free and clear of any Lien.

          (c) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          (d) The Subordinated Creditors has, independently and without reliance upon the Senior Representative or any of the other Senior Creditors and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

          SECTION 12.  Amendments, Waivers, Etc.  (a)  No amendment or waiver of
                       -------------------------
any provision of this Agreement, and no consent to any departure by the Subordinated Creditors or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Representative and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                    --------
however, that any provision relating solely to the rights and obligations of the
-------
Senior Creditors hereunder as among themselves may be amended from time to time upon notice from the Senior Representative and the Trustee on behalf of the Senior Subordinated Notes if the Senior Subordinated Notes are affected by any such amendment to the Subordinated Representative and the Borrower.

          (b) The Subordinated Creditors hereby agrees that no failure on the part of the Senior Representative or any of the other Senior Creditors to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or a consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Subordinated Creditors hereby agrees that the remedies herein provided are cumulative and not exclusive of any remedy provided by applicable law.

          SECTION 13.  Addresses for Notices.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered by an overnight courier of recognized standing, if to the Subordinated Creditors, at each of the addresses listed below each such Subordinated Creditor's name on the signature pages hereof; if to the Borrower, the Senior Representative or any Lender Parties, at its address specified in Section 9.02 of the Credit Agreement; and if to the holders of the Senior Subordinated Notes, to Banque Nationale de Paris, as Agent, at 499 Park Avenue, New York, NY 10022, Attention: Alan Mustacchi, telecopier number (212) 418-8231; or as to each party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, telecopied, confirmed by telex answerback or delivered to the overnight courier, respectively.

          SECTION 14.  Expenses.  The Subordinated Creditors and the Borrower
                       --------
jointly and severally agree to pay to the Senior Representative, upon demand, any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Senior Representative or any or any of the other Senior Creditors may incur in connection with the (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Senior Representative or the Senior Creditors hereunder or (c) the failure by the Subordinated Creditors or the Borrower to perform or observe any of the terms or provisions of this Agreement.

          SECTION 15.  Continuing Agreement; Assignments Under the Credit
                       --------------------------------------------------
Agreement.  This Agreement is a continuing agreement and shall (a) remain in
---------
full force and effect until the Subordination Termination Date, (b) be binding upon the Subordinated Creditors, the Borrower and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Senior Representative, the Senior Creditors and their respective successors, transferees and assigns. Without limiting the generality of the clause (c) of the immediately preceding sentence, any of the Lender Parties may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances and any Note to be held by it) to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in section 9.07 of the Credit Agreement.

          SECTION 16.  Execution in Counterparts.  This Agreement may be
                       -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 17.  Governing Law.  This Agreement shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of New York.

          SECTION 18.  Severability.  In case any provision of this Agreement
                       ------------
shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the Subordinated Creditors and the Borrower each has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                              IRON AGE CORPORATION


                              By /s/ Keith A. McDonough
                                 --------------------------------------------
                                   Name: Keith A. McDonough
                                   Title: Executive Vice President
                                   Address:  Robinson Plaza Three
                                             Suite 400
                                             Pittsburgh, PA 15205



                              IRON AGE HOLDINGS CORPORATION


                              By /s/ Keith A. McDonough
                                 --------------------------------------------
                                   Name: Keith A. McDonough
                                   Title: Vice President - Finance
                                   Address:  Iron Age Holdings Corporation
                                             Robinson Plaza Three, Suite 400
                                             Pittsburgh, PA 15205

                              IRON AGE INVESTMENT COMPANY


                              By /s/ Keith A. McDonough
                                 ------------------------------------------
                                   Name: Keith A. McDonough
                                   Title: President
                                   Address:  801 West Street
                                             Wilmington, DE
                                             19801


                              FALCON SHOE MFG. CO.


                              By /s/ Keith A. McDonough
                                 ------------------------------------------
                                   Name: Keith A. McDonough
                                   Title: Vice President
                                   Address:  2 Cedar Street
                                             P.O. Box 1286
                                             Lewiston, Maine
                                             04243-1286



                              IRON AGE CANADA LTD.


                              By /s/ Keith A. McDonough
                                 ------------------------------------------
                                   Name: Keith A. McDonough
                                   Title: Treasurer
                                   Address:  475 North Rivermede Road
                                             Unit 2
                                             Concord, Ontario
                                             LAK03R2, ONTARIO

                              IRON AGE DE MEXICO S.A. DE C.V.


                              By /S/ Keith A. McDonough
                                 ----------------------------------------
                                   Name: Keith A. McDonough
                                   Title:
                                   Address:  Carretera Juarez-Porvenir
                                                       1568
                                             9-B Centro Comercial
                                             Satelite in Ciudad Juarez
                                             Chihuahua, MEXICO